Financial Highlights

First Quarter 2007

May 14, 2007

Forward Looking Statements:

Except for historical information, this presentation may include forward looking statements which are subject to certain risk factors that could cause actual results to differ materially from those presented in the forward looking statements. Some of the risk factors that could affect future results are described in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

Basis of Preparation and Non-GAAP Measures:

Definitions and presentation: All financial information contained herein is unaudited by the Company’s independent registered public accounting firm, except for the financial data relating to the year-ended December 31, 2006, to the extent it was derived from the Company’s audited financial statements. Unless otherwise noted, all data is in U.S. dollars thousands, except for per share, percentage and ratio information.

GAAP refers to generally accepted accounting principles in the United States. In presenting the Company’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Discontinued operations: As a result of the disposal of Environmental Strategies Consulting LLC (“ESC”) on September 15, 2006, the Company’s technical services segment now consists of the Company’s two environmental liability assumption programs. The three months ended March 31, 2006 comparatives have been reclassified to conform with the presentation of ESC in discontinued operations.

Operating income (loss) from continuing operations before tax (a non-GAAP financial measure): Operating income (loss) from continuing operations before tax is an internal performance measure used by the Company in the management of its operations and represents continuing income (loss) before tax excluding, as applicable, net investment gains or losses and net foreign exchange gains or losses (consists of net realized gains or losses and change in net unrealized gains or losses) and other items of income and expense not attributable to its operating segments. The Company excludes net investment gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income (loss) before tax because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to investment and foreign exchange market conditions. The Company believes these amounts are largely independent of its underwriting and technical services decision making process and profitability and including them distorts the analysis of trends in its operations. In addition to presenting net income or loss determined in accordance with GAAP, the Company believes that showing continuing operating income (loss) before tax enables investors, analysts, rating agencies, clients and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Continuing operating income (loss) before tax should not be viewed as a substitute for GAAP net income (loss) available to common shareholders.

Underwriting segments income (a GAAP financial measure): Underwriting loss is a measure of profitability of the Company’s underwriting segments that takes into account net premiums earned and other insurance related income as revenue and net loss and loss expenses, acquisition costs and underwriting related general and administrative expenses as expenses. Underwriting income (loss) is the difference between revenues, expense items and other income.

Underwriting ratios (a GAAP financial measures): The Company uses underwriting ratios as measures of performance. The loss ratio is calculated by dividing net losses and loss expense by net premiums earned. The acquisition expense ratio is calculated by dividing acquisition expenses by net premiums earned.

Diluted book value per share (a non-GAAP financial measure): The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share.

Tangible book value per share and diluted tangible book value per share (non-GAAP financial measures): The Company has included tangible book value per share and diluted tangible book value per share because it believes it provides a clear measure of the value of its tangible shareholders’ equity on a per share basis. Tangible book value excludes goodwill and other intangible assets as itemized in the Company’s consolidated balance sheets. A reconciliation from tangible book value per share to book value per share is provided on page 8 of this supplement.

QUANTA CAPITAL HOLDINGS LTD.

Unaudited Summary Statement of Operations

(in thousands)

The summary statements of operations are presented on a classified basis in order to show the Company’s segment components of operating income (loss) before tax.

	For the three months ended March 31, 2007	For the three months ended March 31, 2006
UNDERWRITING SEGMENTS:
Underwriting revenues
Gross premiums written	$29,798	$114,869
Premiums ceded	(15,448)	(52,155)
Net premiums written	14,350	62,714
Change in unearned premiums	11,287	16,854
Net premiums earned	25,637	79,568
Underwriting expenses
Net losses and loss expenses	(14,295)	(54,492)
Acquisition expenses	(5,199)	(13,933)
General and administrative expenses	(4,674)	(11,561)
Other income	1,131	1,004
Total underwriting expenses	(23,037)	(78,982)
Underwriting segments income (1)	2,600	586
OTHER:
Other operating revenue
Corporate general and administrative expenses	(10,294)	(17,891)
Technical services revenues	492	1,699
Net investment income	11,805	10,776
Interest expense	(1,393)	(1,262)
Other (loss) income	(80)	28
Total other operating revenue	530	(6,650)
OPERATING INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAX (2)	3,130	(6,064)
Net foreign exchange gains (losses)	264	(319)
Net gains (losses) on investments	1,886	(8,320)
Depreciation of fixed assets and amortization of intangibles	(677)	(833)
NET INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAX	4,603	(15,536)
Income tax (benefit) expense	(25)	25
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	4,628	(15,561)
Income from operations of discontinued operations	—	342
NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS	—	342
NET INCOME (LOSS)	4,628	(15,219)
Dividends on preferred shares	—	(1,916)
NET INCOME (LOSS) TO COMMON SHAREHOLDERS	$4,628	$(17,135)

Footnotes:

1.	The Company’s underwriting segments comprise, and are an aggregation of, its specialty insurance run-off, specialty reinsurance run-off and Lloyd’s reportable segments as presented on pages 10 to13.
2.

As a result of the disposal of ESC on September 15, 2006, the Company’s technical services segment now consists of the Company’s two environmental liability assumption programs. The three months ended March 31, 2006 comparatives have been reclassified to conform with the presentation of ESC in discontinued operations.

QUANTA CAPITAL HOLDINGS LTD.

Consolidated Balance Sheets

(in thousands)

	(Unaudited) As of March 31, 2007	As of December 31, 2006
Assets
Investments at fair market value
Trading investments	$740,315	$37,273
Available for sale investments	—	809,902
Total investments at fair value	740,315	847,175
Cash and cash equivalents	84,415	32,894
Restricted cash and cash equivalents	120,073	68,143
Accrued investment income	5,197	6,833
Premiums receivable	40,802	34,587
Funds withheld by cedents	22,681	25,204
Losses and loss adjustment expenses recoverable	176,058	221,228
Other accounts receivable	670	481
Net receivable for investments sold	166	134
Deferred acquisition costs, net	14,745	12,124
Deferred reinsurance premiums	29,426	35,259
Software, property and equipment, net	476	1,112
Goodwill and other intangtible assets	7,175	7,350
Other assets	40,399	36,702
Total assets	$1,282,598	$1,329,226
Liabilities
Reserve for losses and loss expenses	$603,494	$623,618
Unearned premiums	104,122	119,197
Environmental liabilities assumed	2,892	3,346
Reinsurance balances payable	32,005	37,070
Accounts payable and accrued expenses	27,852	38,511
Deposit liabilities	37,784	37,014
Deferred income and other liabilities	4,711	5,279
Junior subordinated debentures	61,857	61,857
Total liabilities	874,717	925,892
Mandatorily redeemable preferred shares	74,998	74,998
Shareholders’ equity
Common shares	700	700
Additional paid-in capital	582,623	582,578
Accumulated deficit (1)	(249,181)	(263,830)
Accumulated other comprehensive (loss) income	(1,259)	8,888
Total shareholders’ equity	332,883	328,336
Total liabilities, redeemable preferred shares and shareholders’ equity	$1,282,598	$1,329,226

Footnotes:

1.	The $14.6 million change in accumulated deficit for the three months ended March 31, 2007, is as follows:

2007
(in thousands, unaudited)
Cumulative effect adjustment resulting from the adoption of SFAS 159	$10,000
Net income available to common shareholders	4,600
$14,600

QUANTA CAPITAL HOLDINGS LTD.

Total Capitalization

(in thousands)

	(Unaudited) As of March 31, 2007	As of December 31, 2006
Debt outstanding:
Letters of credit facilities (1)	$—	$—
Junior subordinated debentures	61,857	61,857
Redeemable preferred shares:
Redeemable preferred shares ($0.01 par value; 25,000,000 shares authorized; 3,130,525 issued and outstanding, at March 31, 2007; and at December 31, 2006)	74,998	74,998
Shareholders’ equity:
Common shares ($0.01 par value; 200,000,000 common shares authorized, 70,008,185 issued and outstanding at March 31, 2007 and December 31, 2006) (2)	700	700
Additional paid-in capital	582,623	582,578
Accumulated deficit	(249,181)	(263,830)
Accumulated other comprehensive income	(1,259)	8,888
Total shareholders’ equity	$332,883	$328,336
Total capitalization	$469,738	$465,191
Total debt to total capital ratio (3)	29%	29%

Footnotes:

1.

As at December 31, 2006, consisted of a $240 million secured letter of credit facility. The Company elected to reduce the aggregate commitment to $210.0 million, as of February 9, 2007. The company elected a further reduction in the aggregate commitment from $210.0 million to $185.0 million effective May 4, 2007. As of March 31, 2007 and May 8, 2007 the Company had obligations related to fully secured letters of credit of approximately $155.0 million and $145.8 million.

2.

This table does not give effect to the 2,542,813 warrants outstanding at March 31, 2007 and December 31, 2006 and outstanding options to purchase common shares of 782,181 and 786,764 at March 31, 2007 and December 31, 2006.

3.

The debt to total capital ratio is calculated as the sum of the letter of credit facility, junior subordinated debentures and redeemable preferred shares, or Total Debt, divided by the sum of Total Debt and Total Shareholders’ Equity, or Total Capitalization.

QUANTA CAPITAL HOLDINGS LTD.

Unaudited Summarized Cash Flow Statement

(in thousands)

	Three months ended March 31, 2007	Three months ended March 31, 2006
Net cash (used in) provided by continuing operating activities	$(58,090)	$19,094
Net cash provided by (used in) investing activities	109,611	(77,825)
Net cash provided by financing activities	—	1,244
Net cash used in discontinued operations	—	(1,658)
Increase (decrease) in cash and cash equivalents:	51,521	(59,145)
Unrestricted cash and cash equivalents at beginning of the period	32,894	178,135
Unrestricted cash and cash equivalents at end of the period	$84,415	$118,990
Restricted cash and cash equivalents at end of period	$120,073	$85,945
Total cash and cash equivalents at end of period	$204,488	$204,935

QUANTA CAPITAL HOLDINGS LTD.

Unaudited per share data

Three months ended March 31, 2007 and 2006

(in thousands, except per share amounts)

	For the three months ended March 31, 2007	For the three months ended March 31, 2006
INCOME (LOSS) PER SHARE
Income from continuing operations prior to effects of SFAS 159	$3,727	$(15,561)
Effect of adopting SFAS 159	901	—
Net income (loss) from continuing operations to common shareholder after effects of SFAS 159	4,628	(15,561)
Income from discontinued operations	—	342
Net income (loss)	4,628	(15,219)
Dividends on preferred shares	—	1,916
Net income (loss) to common shareholder	4,628	(17,135)
Weighted average common shares outstanding - basic	70,008,185	69,946,861
Weighted average common shares equivalents:
Weighted average common shares outstanding - diluted	70,008,185	69,946,861
Basic income (loss) per common share
Basic income (loss) from continuing operations prior to effects of SFAS 159 per common share	$0.05	$(0.22)
Basic income from effects of SFAS 159 per common share	0.01	—
Basic income from discontinued operations per common share	—	—
Basic income (loss) per common share	$0.06	$(0.22)
Diluted income (loss) per common share
Diluted income (loss) from continuing operations prior to effects of SFAS 159 per common share	$0.05	$(0.22)
Diluted income from effects of SFAS 159 per common share	0.01	—
Diluted income from discontinued operations per common share (1)	—	—
Diluted income (loss) per common share	$0.06	$(0.22)
BOOK VALUE PER SHARE
Total shareholders’ equity	$332,883	$367,065
Common share and common share equivalents outstanding at the end of the period:
Basic	70,008,185	69,946,861
Diluted (2)	70,008,185	69,946,861
Basic book value per share	$4.75	$5.25
Diluted book value per share (2)	$4.75	$5.25
TANGIBLE BOOK VALUE PER SHARE
Total shareholders‘ equity	$332,883	$367,065
Goodwill and other intangible assets	$7,175	$24,692
Total shareholders‘ equity adjusted to exclude goodwill and other intangible assets	$325,708	$342,373
Basic tangible book value per share	$4.65	$4.89

Footnote:

1.

For the three months ended March 31, 2007 and March 31, 2006 the assumed net exercise of options and warrants under the treasury stock method has been excluded as the effect would have been anti-dilutive.

2.

As of March 31, 2007 and March 31, 2006 all outstanding options were anti-dilutive, therefore the outstanding options have not been included in the calculation of the diluted number of shares for the calculation of diluted book value and diluted tangible book value per share.

QUANTA CAPITAL HOLDINGS LTD.

Unaudited segment results

Three months ended March 31, 2007

(in thousands)

During the third quarter of 2006, the Company changed the composition of its reportable segments and renamed its specialty insurance segment and specialty reinsurance segment to specialty insurance run-off segment and specialty reinsurance run-off segment. The Company has segregated its Lloyd’s operating segment, which was previously aggregated with its specialty insurance run-off reportable segment, to be a reportable segment, given it was no longer appropriate to aggregate Lloyd’s and specialty insurance run-off operating segments given their different economic characteristics. In addition, during the fourth quarter of 2006, the Company ceased allocating corporate general and administrative expenses to its reportable segments as it no longer allocates capital to its reportable segments. The March 31, 2006 balances have been reclassified to conform with the presentation for the quarter ended March 31, 2007.

	Specialty Insurance run-off	Specialty Reinsurance run-off	Lloyd’s	Underwriting Total	Technical Services	Consolidated
Direct insurance	$(10,257)	$—	$38,531	$28,274	$—	$28,274
Reinsurance assumed	(440)	1,964	—	1,524	—	1,524
Total gross premiums written	(10,697)	1,964	38,531	29,798	—	29,798
Premiums ceded	(1,354)	(3,875)	(10,219)	(15,448)	—	(15,448)
Net premiums written	$(12,051)	$(1,911)	$28,312	$14,350	$—	$14,350
Net premiums earned	$3,398	$(864)	$23,103	$25,637	$—	$25,637
Technical services revenues	—	—	—	—	492	492
Other income	970	161	—	1,131	—	1,131
Net losses and loss expenses	(1,399)	2,598	(15,494)	(14,295)	—	(14,295)
Acquisition expenses	(272)	857	(5,784)	(5,199)	—	(5,199)
General and administrative expenses	(1,744)	(493)	(2,437)	(4,674)	(507)	(5,181)
Segment income (loss)	$953	$2,259	$(612)	$2,600	$(15)	$2,585
Depreciation of fixed assets and amortization of intangibles						$(677)
Interest expense						(1,393)
Net investment income						11,805
Net realized gains on investments						1,886
Corporate general and administrative expenses						(9,787)
Other income						(80)
Net foreign exchange gains						264
Net income from continuing operations before income tax						$4,603
Loss ratio	n/m	n/m	67.1%	n/m
Acquisition expense ratio	n/m	n/m	25.0%	n/m

n/m = not meaningful

QUANTA CAPITAL HOLDINGS LTD.

Unaudited segment results

Three months ended March 31, 2006

(in thousands)

	Specialty Insurance run-off	Specialty Reinsurance run-off	Lloyd’s	Underwriting Total	Technical Services	Consolidated
Direct insurance	$56,589	$—	$19,256	$75,845	$—	$75,845
Reinsurance assumed	8,498	30,526	—	39,024	—	39,024
Total gross premiums written	65,087	30,526	19,256	114,869	—	114,869
Premiums ceded	(25,181)	(22,556)	(4,418)	(52,155)	—	(52,155)
Net premiums written	$39,906	$7,970	$14,838	$62,714	$—	$62,714
Net premiums earned	$41,547	$21,529	$16,492	$79,568	$—	$79,568
Technical services revenues	—	—	—	—	1,699	1,699
Other income	768	236	—	1,004	—	1,004
Net losses and loss expenses	(27,647)	(15,761)	(11,084)	(54,492)	—	(54,492)
Acquisition expenses	(5,411)	(5,567)	(2,955)	(13,933)	—	(13,933)
General and administrative expenses	(6,563)	(2,636)	(2,362)	(11,561)	(1,372)	(12,933)
Segment income (loss)	$2,694	$(2,199)	$91	$586	$327	$913
Depreciation of fixed assets and amortization of intangibles						$(833)
Interest expense						(1,262)
Net investment income						10,776
Net realized losses on investments						(8,320)
Corporate general and administrative expenses						(16,519)
Other expense						28
Net foreign exchange losses						(319)
Net loss from continuing operations before income tax						$(15,536)
Loss ratio	66.5%	73.2%	67.2%	68.5%
Acquisition expense ratio	13.0%	25.9%	17.9%	17.5%

QUANTA CAPITAL HOLDINGS LTD.

Unaudited net earned premiums by product line

(in thousands)

	Three months ended March 31, 2007	Three months ended March 31, 2006
Specialty Insurance run-off:
Technical risk property - HBW	$1,355	$24,237
Technical risk property - other	(788)	1,673
Professional liability	327	8,207
Environmental liability	260	3,072
Surety	353	2,506
Fidelity and crime	(123)	1,432
Structured insurance	1,979	182
Trade credit and political risk	35	238
Total specialty insurance run-off	$3,398	$41,547
Specialty Reinsurance run-off:
Casualty	$(946)	$16,845
Marine, technical risk and aviation	182	4,433
Property	(100)	251
Total specialty reinsurance run-off	$(864)	$21,529
Lloyd’s:
Professional liability	$9,889	$6,661
Financial institutions	11,044	9,352
Specie and fine art	1,624	479
Kidnap and ransom	546	—
	$23,103	$16,492
Total	$25,637	$79,568

QUANTA CAPITAL HOLDINGS LTD.

Unaudited analysis of unpaid losses and loss expenses

(in thousands)

	As of March 31, 2007			As of December 31, 2006
	Gross Loss Reserves	Ceded Loss Reserves (1) (2)	Net Loss Reserves	Gross Loss Reserves	Ceded Loss Reserves (1) (2)	Net Loss Reserves
Specialty Insurance:
Technical risk property - HBW	$195,634	$(76,253)	$119,381	$198,040	$(74,682)	$123,358
Technical risk property - other	20,793	(13,450)	7,343	30,725	(26,934)	3,791
Professional liability	53,722	(14,183)	39,539	54,567	(14,215)	40,352
Environmental liability	24,734	(11,002)	13,732	25,026	(10,828)	14,198
Fidelity and crime	2,688	(1,125)	1,563	3,024	(1,336)	1,688
Other	275	—	275	330	—	330
Surety	412	—	412	533	—	533
Trade credit and political risk	4,172	(2,857)	1,315	2,225	—	2,225
	302,430	(118,870)	183,560	314,470	(127,995)	186,475
Specialty Reinsurance:
Marine, technical risk and aviation	64,839	(18,277)	46,562	78,191	(39,025)	39,166
Casualty	80,561	—	80,561	82,106	—	82,106
Property	42,831	(28,253)	14,578	49,287	(30,120)	19,167
	188,231	(46,530)	141,701	209,584	(69,145)	140,439
Lloyd’s:
Professional liability and other	112,833	(10,658)	102,175	99,564	(24,088)	75,476
	112,833	(10,658)	102,175	99,564	(24,088)	75,476
Total	$603,494	$(176,058)	$427,436	$623,618	$(221,228)	$402,390
Specialty Insurance:
Case reserve	$35,316	$(14,231)	$21,085	$40,308	$(28,157)	$12,151
IBNR	267,114	(104,639)	162,475	274,162	(99,838)	174,324
Total	302,430	(118,870)	183,560	314,470	(127,995)	186,475
Specialty Reinsurance:
Case reserve	92,340	(14,644)	77,696	99,208	(46,828)	52,380
IBNR	95,891	(31,886)	64,005	110,376	(22,317)	88,059
Total	188,231	(46,530)	141,701	209,584	(69,145)	140,439
Lloyd’s:
Case reserve	8,680	—	8,680	2,981	—	2,981
IBNR	104,153	(10,658)	93,495	96,583	(24,088)	72,495
Total	112,833	(10,658)	102,175	99,564	(24,088)	75,476
Total:
Case reserve	136,336	(28,875)	107,461	142,497	(74,985)	67,512
IBNR	467,158	(147,183)	319,975	481,121	(146,243)	334,878
Total	$603,494	$(176,058)	$427,436	$623,618	$(221,228)	$402,390

Footnote:

1.	Failure of the Company’s reinsurers to honor their obligations could result in credit losses.
2.	Ceded case reserves include amounts recoverable from re-insurers in relation to paid loss and loss adjustment expenses that were outstanding as of March 31, 2007 and December 31, 2006.

QUANTA CAPITAL HOLDINGS LTD.

Gross loss reserves as of March 31, 2007 and December 31, 2006

(in million)

2007	2006

Footnotes:

1.	“Other” includes Trade Credit, Fidelity, Surety and other Specialty Insurance Run-off product lines.

QUANTA CAPITAL HOLDINGS LTD.

Composition of Investments at March 31, 2007

Asset Class	Credit Rating (1)

Footnotes:

(1)	Ratings as assigned by Standard & Poor’s Corporation.

QUANTA CAPITAL HOLDINGS LTD.

Estimated 2005 Hurricane Catastrophes Losses and Loss Expenses Incurred (cumulative)

(in thousands)

(Unaudited)

	Cumulative as of March 31, 2007			Cumulative as of December 31, 2006
	Gross Losses and Loss Expenses	Ceded Losses and Loss Expenses	Net Losses and Loss Expenses	Gross Losses and Loss Expenses	Ceded Losses and Loss Expenses	Net Losses and Loss Expenses
Specialty Insurance:
Technical risk property	$33,036	$(22,104)	$10,932	$40,845	$(29,656)	$11,189
Fidelity and crime	450	(225)	225	450	(225)	225
	33,486	(22,329)	11,157	41,295	(29,881)	11,414
Specialty Reinsurance:
Marine, technical risk and aviation	72,601	(29,384)	43,217	71,511	(29,303)	42,208
Property	80,637	(48,818)	31,819	84,789	(50,098)	34,691
	153,238	(78,202)	75,036	156,300	(79,401)	76,899
Total losses and loss expenses incurred	$186,724	$(100,531)	$86,193	$197,595	$(109,282)	$88,313
Losses and Loss Expenses by Event
Katrina and Rita	$157,290	$(81,904)	$75,386	$165,408	$(87,898)	$77,510
Wilma	29,434	(18,627)	10,807	32,187	(21,384)	10,803
	186,724	(100,531)	86,193	197,595	(109,282)	88,313
Reinstatement premiums
Katrina and Rita	(10,279)	12,568	2,289	(10,239)	12,763	2,524
Wilma	(1,125)	152	(973)	(1,207)	362	(845)
	(11,404)	12,720	1,316	(11,446)	13,125	1,679
Net income impact of 2005 Hurricanes	$175,320	$(87,811)	$87,509	$186,149	$(96,157)	$89,992

Footnote:

1.

The above analysis includes losses incurred from the 2005 hurricanes Katrina, Rita and Wilma only and does not include development on losses incurred from the 2004 hurricanes Charley, Frances, Ivan and Jeanne.

2.	As at March 31, 2007 and December 31, 2006, $42.0 million and $32.3 million of estimated 2005 net hurricane losses and loss expenses were unpaid.